SUPPLEMENT TO THE FIDELITY
SMALL CAP SELECTOR FUND

JUNE 19, 1998

STATEMENT OF ADDITIONAL INFORMATION

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE HEADING "AUDITOR" IN THE "DESCRIPTION OF THE TRUST" SECTION ON PAGE 25.

AUDITOR. PricewaterhouseCoopers LLP, One Post Offce Square, Boston, Massachusetts served as independant accountant for the fund for the most recent fiscal period. The auditor examined financial statements for the fund and provided other audit, tax, and related services.

AUDITOR. Effective February 18, 1999, Deloitte & Touche LLP, 125
Summer Street, Boston, Massachusetts serves as independent accountant for the fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

   SUPPLEMENT TO FIDELITY SMALL CAP STOCK FUND AND FIDELITY LARGE CAP
STOCK FUND
FUNDS OF FIDELITY COMMONWEALTH TRUST
FIDELITY MID-CAP STOCK FUND
A FUND OF FIDELITY DEVONSHIRE TRUST

STATEMENT OF ADDITIONAL INFORMATION

JUNE 19, 1998

   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUSTS" SECTION ON PAGE 31.

   AUDITOR. PricewaterhouseCoopers LLP, One Post Office Square,
Boston, Massachusetts serves as independent accountant for Fidelity Mid-Cap Stock Fund. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

   AUDITOR. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts served as independent accountant for Fidelity Large Cap Stock Fund and Fidelity Small Cap Stock Fund for the most recent fiscal period. The auditor examined financial statements for the funds and provided other audit, tax, and related services.

   AUDITOR. Effective February 18, 1999, Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts serves as independent accountant for Fidelity Large Cap Stock Fund and Fidelity Small Cap Stock Fund for the next fiscal period. The auditor examines financial statements for the funds and provides other audit, tax, and related services.

THE FOLLOWING INFORMATION REPLACES THE FIRST PARAGRAPH FOUND IN THE "MANAGEMENT CONTRACT" SECTION ON PAGE 24.

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

THE FOLLOWING INFORMATION REPLACES ALL OF THE INFORMATION FOUND UNDER THE HEADING "MANAGEMENT FEES" IN THE "MANAGEMENT CONTRACTS" SECTION BEGINNING ON PAGE 25.

MANAGEMENT FEES. For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of each fund's performance to that of the Russell 2000 (Small Cap Stock), the S&P MidCap 400 (Mid-Cap Stock) or the S&P 500 (Large Cap Stock).

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

The following is the fee schedule for the funds.


GROUP FEE RATE SCHEDULE                 EFFECTIVE ANNUAL FEE RATES

Average Group Assets  Annualized  Rate  Group Net Assets  Effective Annual Fee Rate

 0 - $3 billion       .5200%             $ 0.5 billion    .5200%

 3 - 6                .4900               25              .4238

 6 - 9                .4600               50              .3823

 9 - 12               .4300               75              .3626

 12 - 15              .4000               100             .3512

 15 - 18              .3850               125             .3430

 18 - 21              .3700               150             .3371

 21 - 24              .3600               175             .3325

 24 - 30              .3500               200             .3284

 30 - 36              .3450               225             .3249

 36 - 42              .3400               250             .3219

 42 - 48              .3350               275             .3190

 48 - 66              .3250               300             .3163

 66 - 84              .3200               325             .3137

 84 - 102             .3150               350             .3113

 102 - 138            .3100               375             .3090

 138 - 174            .3050               400             .3067

 174 - 210            .3000               425             .3046

 210 - 246            .2950               450             .3024

 246 - 282            .2900               475             .3003

 282 - 318            .2850               500             .2982

 318 - 354            .2800               525             .2962

 354 - 390            .2750               550             .2942

 390 - 426            .2700

 426 - 462            .2650

 462 - 498            .2600

 498 - 534            .2550

 Over 534             .2500



The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $626 billion of group net assets - the approximate level for April 1998 - was 0.2888%, which is the weighted average of the respective fee rates for each level of group net assets up to $626 billion.

Small Cap Stock's, Mid-Cap Stock's and Large Cap Stock's individual fund fee rates are 0.45%, 0.30%, and 0.30%, respectively. Based on the average group net assets of the funds advised by FMR for April 1998, each fund's annual basic fee rate would be calculated as follows:


                 Group Fee Rate     Individual Fund Fee Rate     Basic Fee Rate

Small Cap Stock  0.2888%         +  0.45%                     =  0.7388%



Mid-Cap Stock    0.2888%         +  0.30%                     =  0.5888%



Large Cap Stock  0.2888%         +  0.30%                     =  0.5888%



One-twelfth of this annual basic fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.

COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for each of Small Cap Stock, Mid-Cap Stock and Large Cap Stock is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000, the S&P MidCap 400 and the S&P 500, respectively, (the Index) over the same period. The performance period for Small Cap Stock and Large Cap Stock commenced on April 1, 1998 and July 1, 1995, respectively. Starting with the twelfth month, the performance adjustment takes effect. Each month subsequent to the twelfth month, a new month is added to the performance period until the performance period includes 36 months. Thereafter, the performance period consists of the most recent month plus the previous 35 months.

Each percentage point of difference, calculated to the nearest 0.01% (for Small Cap Stock and Mid-Cap Stock) and 1.00% (for Large Cap
Stock) (up to a maximum difference of (plus/minus)10.00) is multiplied by a performance adjustment rate of 0.02%.

The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to each fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The maximum annualized adjustment rate is (plus/minus)0.20% of a fund's average net assets over the performance period.

A fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.

Because the adjustment to the basic fee is based on a fund's performance compared to the investment record of the applicable Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of each fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years, and the amount of negative or positive performance adjustments to the management fees paid by each fund.


Fund             Fiscal Years Ended April 30  Performance Adjustment  Management Fees Paid to FMR

Small Cap Stock  1998**                       N/A                     $ 380,263

Mid-Cap Stock    1998                         $ 23,736                $ 9,412,300*

                 1997                         $ 1,538,949             $ 10,757,959*

                 1996                         $ 725,221               $ 7,129,455*

Large Cap Stock  1998                         $ (188,609)             $ 606,874*

                 1997                         $ (73,325)              $ 533,745*

                 1996***                      N/A                     $ 334,620



* Including the amount of the performance adjustment.

** From March 12, 1998 (commencement of operations).

*** From June 22, 1995 (commencement of operations).

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's operating expenses (exclusive of interest, taxes, brokerage commissions and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.

Expense reimbursements by FMR will increase a fund's total returns, and repayment of the reimbursement by a fund will lower its total returns.

FMR voluntarily agreed to reimburse Small Cap Stock if and to the extent that its aggregate operating expenses, including management fees, were in excess of an annual rate of 1.50% of its average net assets. For the fiscal period ended April 30, 1998, management fees incurred under the fund's contract prior to reimbursement amounted to $380,263, and management fees reimbursed by FMR amounted to $197,166.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DESCRIPTION OF THE TRUSTS" SECTION ON PAGE 30.

SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Fidelity Devonshire Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Fidelity Commonwealth Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declaration of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Fidelity Commonwealth Trust or Fidelity Small Cap Stock Fund or Fidelity Large Cap Stock Fund may be terminated upon the sale of their assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the funds or trust. Fidelity Devonshire or Fidelity Mid-Cap Stock Fund may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of their assets. Generally, the merger of a trust or a fund with another entity or the sale of substantially all of the assets of a trust or a fund to another entity requires the vote of a majority of the outstanding shares of a trust or a fund, as determined by the current value of each shareholder's investment in the fund or trust. The Trustees of Fidelity Devonshire Trust may, however, reorganize or terminate the trust or any fund without prior shareholder approval. If not so terminated, each trust and fund will continue indefinitely. Each fund may invest all of its assets in another investment company.